UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06105

Oppenheimer International Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 11/29/2013

Item 1.   Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

INTERNATIONAL VALUE FUND

ANNUAL REPORT 11.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index	MSCI EAFE Index
1-Year	31.95%	24.36%	18.24%	24.84%
5-Year	17.39	16.01	13.87	13.42
10-Year	6.21	5.58	8.26	7.56

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 29, 2013, was the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

2	OPPENHEIMER INTERNATIONAL VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 31.95% during the reporting period. In comparison, the Fund outperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned 18.24%. The Fund outperformed in nine out of ten sectors of the Index this period, led by information technology, consumer discretionary, financials, industrials and energy. The Fund underperformed the Index within health care by a very small margin, due to an underweight position.

MARKET OVERVIEW

Global equities, especially those in the developed markets, continued to deliver strong performance. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, have been instrumental in this performance. Signs that the world’s largest economy, the U.S., was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. Mid-year, comments from the Federal Reserve suggesting the aggressive quantitative easing (QE) policy would be “tapered” in the foreseeable future led to significant sell-offs in both stocks and bonds. However, the Fed’s clarification that the timeframe in which this would be executed would be later rather than earlier allowed for a rebound in markets to date. Emerging markets equities had mixed results, with inflation concerns in a variety of markets, slower-than-expected growth and policy orientations toward a more redistributive stance hurting performance. A further

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3	OPPENHEIMER INTERNATIONAL VALUE FUND

recognition that these markets have greater structural volatility than the developed world was evidenced in a reduction in price-earnings ratios.

Many concerns still abound, as they always do. Currently, worries around Europe, the fragility of the recovery in the U.S., the potential success or lack thereof of Prime Minister Shinzo Abe’s stimulus policies in Japan (commonly referred to as “Abenomics”), and a permanent slowdown in China’s growth are all top of mind. Our focus remains on the long term. While temporary perturbations in currency markets or asset markets lead others to reconsider their investment stances, we remain solidly concentrated on the characteristics and trends that allow the companies we invest in to thrive in a myriad of environments. As long as the economics of their businesses are robust and the price we are paying for them, in our view, undervalues current earnings and significantly discounts future prospects, we are undisturbed.

FUND REVIEW

A number of the Fund’s holdings appreciated substantially during the reporting period. Top performing holdings included SoftBank Corp., Zon Optimus SGPS SA, Rakuten, Inc., Investment AB Kinnevik and BNP Paribas SA. SoftBank makes investments in a variety of ventures, including mobile and fixed-line telecommunications, Internet commerce and content, technology services, marketing, broadband and infrastructure. The company completed its acquisition of roughly 80% of

Sprint and continued to gain share of 4G mobile subscribers in Japan. Zon Optimus is a Portugal-based company engaged in the broadcasting and telecommunication industries. The company was created as a result of a merger between Portugal’s largest cable TV provider, Zon Multimedia Servicos de Telecomunicacoes e Multimedia, which we held at the start of the period, and mobile-phone company Optimus. Rakuten is Japan’s largest online retailer and a leading provider of internet-based services. Shares of Rakuten performed positively this period and the company acquired U.S. logistics firm Webgistix to increase competition with foreign rivals. Investment AB Kinnevik is a holding company in Sweden that manages a portfolio of long-term investments which includes shares in telecommunication, media, insurance and finance companies, and also develops operating companies. During the reporting period, the company benefited from strong performance of some of its underlying investments. BNP Paribas is a leading commercial bank in France with high capital adequacy ratios. We believe the company has the potential to benefit from a recovery in the Eurozone economies while short-term interest rates and funding costs will remain low.

While detractors from performance were limited this period, among them were DLF Ltd., Swedish Match AB and Pernod-Ricard SA. DLF is one of the largest real estate companies in India, developing luxury and mid-income residential properties, offices, commercial complexes, retail properties,

4	OPPENHEIMER INTERNATIONAL VALUE FUND

hotels, infrastructure, and leisure projects. DLF posted a net loss in its fiscal fourth quarter of 2012 and we sold our position due to disappointing earnings results along with the deteriorating macroeconomic environment in India. Swedish Match manufactures and markets cigars and smokeless tobacco products such as chewing tobacco and snus. The company has faced greater competition in its home market, Sweden, from several of the major tobacco companies and a potential threat from e-cigarettes. Pernod-Ricard, while headquartered in France has been negatively impacted by the decline of premium brand liquor consumption in China after a government “crackdown” on gift giving last year. We expect demand for their well established brands to recover in the future.

STRATEGY & OUTLOOK

The Fund continues to follow the long-term thematic investment philosophy of the OppenheimerFunds’ Global Equity team, with its focus on Mass Affluence, New Technology, Restructuring and Aging. By focusing on company fundamentals, understanding the relationship between macroeconomic and microeconomic catalysts and ignoring short-term noise, we have found many new opportunities amid the market volatility. We remain focused on international companies that we believe have durable advantages, but are undervalued relative to their private market value and earnings potential.

James C. Ayer, CFA[1] Portfolio Manager
1. James C. Ayer became a Portfolio Manager on February 4, 2013.

5	OPPENHEIMER INTERNATIONAL VALUE FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

SK Hynix, Inc.	3.3%
Rogers Communications, Inc., Cl. B	2.7
Rakuten, Inc.	2.5
Christian Dior SA	2.4
SJM Holdings Ltd.	2.4
BNP Paribas SA	2.4
Grupo Televisa SAB, Sponsored ADR	2.3
Hammerson plc	2.2
Sumitomo Mitsui Trust Holdings, Inc.	2.2
Sapporo Holdings Ltd.	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	23.9%
France	11.4
United Kingdom	11.1
Switzerland	8.2
China	7.5
Sweden	7.0
South Korea	5.8
United States	3.6
Canada	2.8
Netherlands	2.5

Portfolio holdings and allocation are subject to change. Percentages are as of November 29, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on the total market value of investments.

*November 29, 2013, was the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes to Financial Statements.

6	OPPENHEIMER INTERNATIONAL VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year		5-Year	10-Year
Class A (QIVAX)	7/2/90	31.95%		17.39%	6.21%
Class B (QIVBX)	9/1/93	30.95%		16.44%	5.60%
Class C (QIVCX)	9/1/93	30.92%		16.46%	5.29%
Class I (QIVIX)	3/28/13	17.81%	*	N/A	N/A
Class N (QIVNX)	3/1/01	31.61%		17.06%	5.81%
Class Y (QIVYX)	11/13/08	32.05%		17.96%	16.52%	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year		5-Year	10-Year
Class A (QIVAX)	7/2/90	24.36%		16.01%	5.58%
Class B (QIVBX)	9/1/93	25.95%		16.22%	5.60%
Class C (QIVCX)	9/1/93	29.92%		16.46%	5.29%
Class I (QIVIX)	3/28/13	17.81%	*	N/A	N/A
Class N (QIVNX)	3/1/01	30.61%		17.06%	5.81%
Class Y (QIVYX)	11/13/08	32.05%		17.96%	16.52%	*
*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index and the MSCI EAFE Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund has changed its benchmark from the MSCI EAFE Index to the MSCI AC World ex-U.S. Index, which it believes is a more appropriate measure of the Fund’s performance. The indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

7	OPPENHEIMER INTERNATIONAL VALUE FUND

illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER INTERNATIONAL VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	OPPENHEIMER INTERNATIONAL VALUE FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013
Class A	$ 1,000.00	$ 1,152.90	$ 7.00
Class B	1,000.00	1,149.20	10.60
Class C	1,000.00	1,148.90	10.98
Class I	1,000.00	1,155.80	4.58
Class N	1,000.00	1,152.00	8.24
Class Y	1,000.00	1,154.40	5.65

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.45	6.56
Class B	1,000.00	1,015.11	9.95
Class C	1,000.00	1,014.76	10.30
Class I	1,000.00	1,020.69	4.29
Class N	1,000.00	1,017.30	7.72
Class Y	1,000.00	1,019.70	5.30

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 29, 2013 are as follows:

Class	Expense Ratios
Class A	1.30%
Class B	1.97
Class C	2.04
Class I	0.85
Class N	1.53
Class Y	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS November 29, 2013*

	Shares	Value
Common Stocks—96.2%
Consumer Discretionary—22.6%
Auto Components—0.5%
Hyundai Wia Corp.	30,549	$5,479,207
Hotels, Restaurants & Leisure—2.4%
SJM Holdings Ltd.	8,028,000	25,935,751
Household Durables—1.4%
Taylor Wimpey plc	8,440,520	14,676,863
Internet & Catalog Retail—2.5%
Rakuten, Inc.	1,749,461	26,929,436
Media—11.7%
CyberAgent, Inc.	193,200	7,208,345
Fuji Media Holdings, Inc.	676,800	13,809,209
Grupo Televisa SAB, Sponsored ADR	792,240	24,171,242
KT Skylife Co. Ltd.	224,579	5,785,020
Modern Times Group AB, Cl. B	324,613	16,341,542
Nippon Television Holdings, Inc.	898,200	15,677,130
Schibsted ASA	220,468	14,203,645
SKY Perfect JSAT Holdings, Inc.	1,465,600	7,521,562
ZON OPTIMUS SGPS SA	3,014,214	21,818,182
		126,535,877
Specialty Retail—0.0%
Groupe FNAC SA1	11,442	369,554
Textiles, Apparel & Luxury Goods—4.1%
China Hongxing Sports Ltd.[1]	36,005,000	286,881
Christian Dior SA	133,930	26,062,207
Kering	80,020	17,742,009
		44,091,097
Consumer Staples—12.4%
Beverages—7.2%
C&C Group plc	1,588,589	9,591,268
Carlsberg AS, Cl. B	95,458	10,453,387
Diageo plc	614,815	19,601,378
Pernod-Ricard SA	131,840	14,929,371
Sapporo Holdings Ltd.	4,849,000	22,090,164
		76,665,568
Food Products—3.6%
AarhusKarlshamn AB	190,127	11,680,235
DANONE SA	157,180	11,394,444
Nestle SA	211,139	15,408,141
		38,482,820
Tobacco—1.6%
Swedish Match AB	536,919	16,687,681

	Shares	Value
Energy—3.7%
Energy Equipment & Services—0.5%
Master Marine AS1	9,994,100	$—
Saipem SpA	240,298	5,391,855
		5,391,855
Oil, Gas & Consumable Fuels—3.2%
Kunlun Energy Co. Ltd.	4,814,000	8,929,260
PetroChina Co. Ltd., Cl. H	14,784,000	17,563,895
Total SA	148,770	9,001,924
		35,495,079
Financials—16.9%
Capital Markets—3.6%
Credit Suisse Group AG1	739,012	21,924,106
UBS AG1	904,002	17,182,374
		39,106,480
Commercial Banks—7.4%
Banco Bilbao Vizcaya Argentaria SA	1,261,441	15,062,081
BNP Paribas SA	341,070	25,527,337
Mitsubishi UFJ Financial Group, Inc.	2,257,900	14,550,576
Sumitomo Mitsui Trust Holdings, Inc.	4,704,000	23,145,531
		78,285,525
Diversified Financial Services—3.0%
ING Groep NV-CVA[1]	1,625,958	21,097,522
Investment AB Kinnevik, Cl. B	287,481	11,293,770
		32,391,292
Real Estate Investment Trusts (REITs)—2.2%
Hammerson plc	2,848,651	23,747,216
Real Estate Management & Development—0.7%
Deutsche Wohnen AG	352,723	7,083,392
Health Care—3.1%
Health Care Equipment & Supplies—0.9%
DiaSorin SpA	207,145	9,895,205
Health Care Providers & Services—0.5%
Rhoen-Klinikum AG	202,785	5,649,144
Pharmaceuticals—1.7%
Ipsen SA	98,034	4,610,972
Santen Pharmaceutical Co. Ltd.	295,900	14,093,935
		18,704,907
Industrials—8.5%
Air Freight & Couriers—0.6%
Royal Mail plc[1]	657,860	5,976,158

11	OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Construction & Engineering—1.2%
Vinci SA	194,080	$12,453,131
Electrical Equipment—1.4%
Nidec Corp.	151,000	14,602,096
Industrial Conglomerates—2.0%
Beijing Enterprises
Holdings Ltd.	1,287,500	11,512,584
Daetwyler Holding AG	35,341	4,669,237
Smiths Group plc	223,540	5,025,769
		21,207,590
Machinery—3.3%
Mitsubishi Heavy Industries Ltd.	1,654,000	10,625,669
NGK Insulators Ltd.	1,082,000	19,844,928
Weichai Power Co. Ltd., Cl. H	1,309,000	5,848,619
		36,319,216
Information Technology—12.4%
Communications Equipment—0.7%
Telefonaktiebolaget LM Ericsson, Cl. B	584,163	7,305,149
Electronic Equipment, Instruments, & Components—2.7%
Citizen Holdings Co. Ltd.	1,566,100	12,052,434
Murata Manufacturing Co. Ltd.	102,200	8,805,046
TE Connectivity Ltd.	167,670	8,839,562
		29,697,042
Internet Software & Services—5.2%
Baidu, Inc.,
Sponsored ADR[1]	101,210	16,858,550
Blinkx plc[1]	5,522,453	18,076,268
SINA Corp.[1]	259,430	19,994,270
		54,929,088
Semiconductors & Semiconductor Equipment—3.6%
SK Hynix, Inc.[1]	1,043,540	34,932,145
STMicroelectronics NV	418,770	3,287,216
		38,219,361
Software—0.2%
Net 1 UEPS Technologies, Inc.[1]	241,313	1,976,353
Materials—5.7%
Chemicals—4.0%
Chr. Hansen Holding AS	189,546	6,944,355
Fuchs Petrolub AG, Preference	93,200	8,803,484
JSR Corp.	223,000	4,105,695
Syngenta AG	42,940	16,830,937

	Shares	Value
Chemicals (Continued)
Taiyo Nippon Sanso Corp.	989,000	$6,565,151
		43,249,622
Containers & Packaging—1.7%
Rexam plc	2,183,864	17,855,499
Telecommunication Services—10.9%
Diversified Telecommunication Services—2.4%
Inmarsat plc	1,095,300	12,416,710
Telecom Corp. of New Zealand Ltd.	4,247,352	7,941,352
Ziggo NV	115,364	4,935,424
		25,293,486
Wireless Telecommunication Services—8.5%
KDDI Corp.	211,280	13,286,010
Millicom International Cellular SA, SDR	118,009	10,578,147
NII Holdings, Inc.[1]	1,180,353	2,998,097
Rogers Communications, Inc., Cl. B	661,239	29,497,697
SK Telecom Co. Ltd.	77,524	16,558,398
SoftBank Corp.	239,300	19,403,791
		92,322,140
Total Common Stocks (Cost $861,573,173)		1,033,009,880

	Units
Rights, Warrants and Certificates—0.0%
Groupe FNAC SA Rts., Strike Price 0.0001EUR, Exp. 5/15/15[1] (Cost $13)	4	14

	Shares
Investment Company—3.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $34,910,225)	34,910,225	34,910,225
Total Investments, at Value (Cost $896,483,411)	99.5%	1,067,920,119
Assets in Excess of Other Liabilities	0.5	5,028,417
Net Assets	100.0%	$1,072,948,536

12	OPPENHEIMER INTERNATIONAL VALUE FUND

Footnotes to Statement of Investments

*November 29, 2013, was the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes to Financial Statements.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 30, 2012	Gross Additions	Gross Reductions	Shares November 29, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	27,046,372	681,217,756	673,353,903	34,910,225

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$34,910,225	$61,807

3. Rate shown is the 7-day yield as of November 29, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$254,316,708	23.9%
France	122,090,963	11.4
United Kingdom	117,375,861	11.1
Switzerland	88,141,573	8.2
China	80,994,059	7.5
Sweden	73,886,524	7.0
South Korea	62,754,770	5.8
United States	37,908,322	3.6
Canada	29,497,697	2.8
Netherlands	26,032,946	2.5
Hong Kong	25,935,751	2.4
Mexico	24,171,242	2.3
Portugal	21,818,182	2.0
Germany	21,536,020	2.0
Denmark	17,397,742	1.6
Italy	15,287,060	1.4
Spain	15,062,081	1.4
Norway	14,203,645	1.3
Ireland	9,591,268	0.9
New Zealand	7,941,352	0.7
South Africa	1,976,353	0.2

Total	$1,067,920,119	100.0%

Forward Currency Exchange Contracts as of November 29, 2013

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	12/2013	JPY	6,451,000	USD	66,631	$—	$3,638,818
DEU	12/2013	USD	195,902	JPY	19,394,000	6,525,373	—

Total Unrealized Appreciation and Depreciation						$6,525,373	$3,638,818

13	OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

Glossary:
Counterparty Abbreviations
DEU	Deutsche Bank AG

Currency abbreviations indicate amounts reporting in currencies

EUR	Euro
JPY	Japanese Yen

See accompanying Notes to Financial Statements.

14	OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES November 29, 2013[1]

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $861,573,186)	$1,033,009,894
Affiliated companies (cost $34,910,225)	34,910,225
1,067,920,119
Cash—foreign currencies (cost $335,290)	333,199
Unrealized appreciation on foreign currency exchange contracts	6,525,373
Receivables and other assets:
Investments sold	2,409,408
Dividends	2,330,290
Shares of beneficial interest sold	240,384
Other	69,028
Total assets	1,079,827,801
Liabilities
Bank overdraft	130,043
Unrealized depreciation on foreign currency exchange contracts	3,638,818
Payables and other liabilities:
Investments purchased	2,511,991
Shares of beneficial interest redeemed	210,548
Trustees’ compensation	167,736
Transfer and shareholder servicing agent fees	71,964
Distribution and service plan fees	56,813
Shareholder communications	12,511
Other	78,841
Total liabilities	6,879,265
Net Assets	$1,072,948,536

Composition of Net Assets
Par value of shares of beneficial interest	$552,645
Additional paid-in capital	1,128,165,776
Accumulated net investment income	16,750,123
Accumulated net realized loss on investments and foreign currency transactions	(246,823,131)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	174,303,123
Net Assets	$1,072,948,536

1. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

15	OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $212,545,939 and 10,882,704 shares of beneficial interest outstanding)	$19.53

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.72

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,448,944 and 474,987 shares of beneficial interest outstanding)	$17.79

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,588,190 and 2,364,599 shares of beneficial interest outstanding)	$17.59

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $788,821,477 and 40,431,127 shares of beneficial interest outstanding)	$19.51

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,349,406 and 483,706 shares of beneficial interest outstanding)	$19.33

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $12,194,580 and 627,337 shares of beneficial interest outstanding)	$19.44

See accompanying Notes to Financial Statement

16	OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended November 29, 2013[1]

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,704,632)	$20,068,568
Affiliated companies	61,807
Interest	89
Other income	10,401
Total investment income	20,140,865
Expenses
Management fees	5,645,988
Distribution and service plan fees:
Class A	469,204
Class B	87,084
Class C	363,586
Class N	42,109
Transfer and shareholder servicing agent fees:
Class A	470,447
Class B	33,175
Class C	95,808
Class I	115,811
Class N	23,469
Class Y	237,450
Shareholder communications:
Class A	46,552
Class B	1,903
Class C	11,397
Class I	6
Class N	1,596
Class Y	839
Administrative fees	1,914,039
Custodian fees and expenses	65,497
Trustees’ compensation	24,127
Other	133,945
Total expenses	9,784,032
Less waivers and reimbursements of expenses	(65,424)
Net expenses	9,718,608
Net Investment Income	10,422,257

1. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

17	OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (net of foreign capital gains tax of $2,243)	$156,323,772
Foreign currency transactions	1,920,940

Net realized gain	158,244,712
Net change in unrealized appreciation/depreciation on:
Investments	91,141,613
Translation of assets and liabilities denominated in foreign currencies	(2,674,673)

Net change in unrealized appreciation/depreciation	88,466,940
Net Increase in Net Assets Resulting from Operations	$257,133,909

See accompanying Notes to Financial Statements.

18	OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 29, 2013[1]	Year Ended November 30, 2012
Operations
Net investment income	$10,422,257	$9,691,740
Net realized gain (loss)	158,244,712	(56,340,271)
Net change in unrealized appreciation/depreciation	88,466,940	132,713,116
Net increase in net assets resulting from operations	257,133,909	86,064,585
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,022,773)	(1,845,567)
Class B	(37,215)	—
Class C	(182,715)	(57,833)
Class I	—	—
Class N	(63,038)	(55,604)
Class Y	(7,838,609)	(7,032,091)
	(10,144,350)	(8,991,095)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(14,181,399)	(30,479,036)
Class B	(3,279,511)	(4,387,514)
Class C	(534,250)	(5,528,846)
Class I	712,170,157	—
Class N	(329,429)	(1,460,598)
Class Y	(551,957,836)	(335,803)
	141,887,732	(42,191,797)
Net Assets
Total increase	388,877,291	34,881,693
Beginning of period	684,071,245	649,189,552
End of period (including accumulated net investment income of $16,750,123 and $9,933,226, respectively)	$1,072,948,536	$684,071,245

1. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19	OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$14.97	$13.37	$15.69	$15.00	$9.88
Income (loss) from investment operations:
Net investment income[2]	0.14	0.16	0.31	0.20	0.22
Net realized and unrealized gain (loss)	4.59	1.57	(2.24)	1.09	5.26
Total from investment operations	4.73	1.73	(1.93)	1.29	5.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.13)	(0.39)	(0.60)	(0.36)
Net asset value, end of period	$19.53	$14.97	$13.37	$15.69	$15.00

Total Return, at Net Asset Value[3]	31.95%	13.20%	(12.76)%	8.79%	57.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212,546	$175,295	$186,130	$245,650	$251,355
Average net assets (in thousands)	$194,345	$174,758	$240,037	$247,250	$227,105
Ratios to average net assets:[4]
Net investment income	0.80%	1.17%	1.96%	1.28%	1.88%
Total expenses[5]	1.34%	1.47%	1.43%	1.40%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.43%	1.43%	1.40%	1.53%
Portfolio turnover rate	92%	155%	33%	41%	42%

1. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	1.34%
Year Ended November 30, 2012	1.47%
Year Ended November 30, 2011	1.43%
Year Ended November 30, 2010	1.40%
Year Ended November 30, 2009	1.58%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER INTERNATIONAL VALUE FUND

Class B	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$13.64	$12.15	$14.29	$13.73	$9.01
Income (loss) from investment operations:
Net investment income[2]	0.01	0.04	0.16	0.05	0.12
Net realized and unrealized gain (loss)	4.20	1.45	(2.04)	1.00	4.82
Total from investment operations	4.21	1.49	(1.88)	1.05	4.94
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	(0.26)	(0.49)	(0.22)
Net asset value, end of period	$17.79	$13.64	$12.15	$14.29	$13.73

Total Return, at Net Asset Value[3]	30.95%	12.26%	(13.48)%	7.80%	56.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,449	$9,394	$12,639	$23,116	$25,359
Average net assets (in thousands)	$8,766	$10,354	$19,503	$23,244	$22,700
Ratios to average net assets:[4]
Net investment income	0.05%	0.36%	1.12%	0.36%	1.07%
Total expenses[5]	2.22%	2.79%	2.70%	2.59%	2.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%	2.25%	2.31%	2.31%	2.42%
Portfolio turnover rate	92%	155%	33%	41%	42%

1. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	2.22%
Year Ended November 30, 2012	2.79%
Year Ended November 30, 2011	2.70%
Year Ended November 30, 2010	2.59%
Year Ended November 30, 2009	2.90%

See accompanying Notes to Financial Statements.

21	OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$13.51	$12.05	$14.17	$13.64	$8.96
Income (loss) from investment operations:
Net investment income[2]	0.00 [3]	0.05	0.17	0.06	0.13
Net realized and unrealized gain (loss)	4.16	1.43	(2.03)	0.98	4.78
Total from investment operations	4.16	1.48	(1.86)	1.04	4.91
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.02)	(0.26)	(0.51)	(0.23)
Net asset value, end of period	$17.59	$13.51	$12.05	$14.17	$13.64

Total Return, at Net Asset Value[4]	30.92%	12.32%	(13.45)%	7.81%	56.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,588	$32,473	$34,365	$45,448	$48,456
Average net assets (in thousands)	$36,641	$32,215	$44,318	$47,625	$41,084
Ratios to average net assets:[5]
Net investment income	0.00%	0.39%	1.15%	0.42%	1.14%
Total expenses[6]	2.11%	2.31%	2.26%	2.31%	2.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%	2.22%	2.24%	2.27%	2.34%
Portfolio turnover rate	92%	155%	33%	41%	42%

1. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	2.11%
Year Ended November 30, 2012	2.31%
Year Ended November 30, 2011	2.26%
Year Ended November 30, 2010	2.31%
Year Ended November 30, 2009	2.55%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER INTERNATIONAL VALUE FUND

Class I	Period Ended November 29, 2013[1,2]
Per Share Operating Data
Net asset value, beginning of period	$16.56
Income (loss) from investment operations:
Net investment income[3]	0.09
Net realized and unrealized gain	2.86
Total from investment operations	2.95
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Net asset value, end of period	$19.51

Total Return, at Net Asset Value[4]	17.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$788,822
Average net assets (in thousands)	$577,520
Ratios to average net assets:[5]
Net investment income	0.76%
Total expenses[6]	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%
Portfolio turnover rate	92%

1. For the period from March 28, 2013 (inception of offering) to November 29, 2013.

2. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended November 29, 2013	0.84%

See accompanying Notes to Financial Statements.

23	OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$14.81	$13.22	$15.50	$14.86	$9.70
Income (loss) from investment operations:
Net investment income[2]	0.00 [3]	0.12	0.26	0.14	0.20
Net realized and unrealized gain (loss)	4.65	1.56	(2.21)	1.07	5.20
Total from investment operations	4.65	1.68	(1.95)	1.21	5.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.09)	(0.33)	(0.57)	(0.24)
Net asset value, end of period	$19.33	$14.81	$13.22	$15.50	$14.86

Total Return, at Net Asset Value[4]	31.61%	12.86%	(12.98)%	8.32%	56.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,349	$7,455	$8,082	$10,486	$11,330
Average net assets (in thousands)	$8,442	$7,680	$10,268	$10,947	$9,402
Ratios to average net assets:[5]
Net investment income	0.54%	0.90%	1.64%	0.91%	1.71%
Total expenses[6]	1.62%	1.82%	1.74%	1.79%	1.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.73%	1.72%	1.75%	1.80%
Portfolio turnover rate	92%	155%	33%	41%	42%

1. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	1.62%
Year Ended November 30, 2012	1.82%
Year Ended November 30, 2011	1.74%
Year Ended November 30, 2010	1.79%
Year Ended November 30, 2009	1.98%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER INTERNATIONAL VALUE FUND

Class Y	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$14.97	$13.40	$15.71	$15.03	$9.88
Income (loss) from investment operations:
Net investment income[2]	0.31	0.23	0.40	0.23	0.31
Net realized and unrealized gain (loss)	4.42	1.57	(2.24)	1.13	5.24
Total from investment operations	4.73	1.80	(1.84)	1.36	5.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.23)	(0.47)	(0.68)	(0.40)
Net asset value, end of period	$19.44	$14.97	$13.40	$15.71	$15.03

Total Return, at Net Asset Value[3]	32.05%	13.85%	(12.25)%	9.34%	58.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,195	$459,454	$407,974	$478,817	$257,776
Average net assets (in thousands)	$306,051	$428,952	$496,837	$354,432	$212,964
Ratios to average net assets:[4]
Net investment income	1.90%	1.73%	2.53%	1.52%	2.59%
Total expenses[5]	0.90%	0.88%	0.85%	0.87%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.88%	0.85%	0.87%	0.89%
Portfolio turnover rate	92%	155%	33%	41%	42%

1. November 29, 2013 represents the last business day of the Fund’s 2013 reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.88%
Year Ended November 30, 2011	0.85%
Year Ended November 30, 2010	0.87%
Year Ended November 30, 2009	0.91%

See accompanying Notes to Financial Statements.

25	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS November 29, 2013

1. Significant Accounting Policies

Oppenheimer International Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of November 29, 2013, approximately 74% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were publically offered on March 28, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.

Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end

26	OPPENHEIMER INTERNATIONAL VALUE FUND

1. Significant Accounting Policies (Continued)

management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

27	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$21,270,411	$—	$237,968,899	$161,122,365

1. As of November 29, 2013, the Fund had $237,968,899 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$32,463,095
2017	167,910,020
2018	7,791,697
2019	29,804,087
Total	$237,968,899

2. During the fiscal year ended November 29, 2013, the Fund utilized $151,459,650 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended November 30, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for November 29, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$6,538,990	$6,538,990

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 was as follows:

28	OPPENHEIMER INTERNATIONAL VALUE FUND

1. Significant Accounting Policies (Continued)

	Year Ended November 30, 2013	Year Ended November 30, 2012
Distributions paid from:
Ordinary income	$ 10,144,350	$ 8,991,095

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$906,777,613
Federal tax cost of other investments	3,221,846

Total federal tax cost	$909,999,459

Gross unrealized appreciation	$193,161,960
Gross unrealized depreciation	(32,039,595)

Net unrealized appreciation	$161,122,365

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended November 29, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,070
Payments Made to Retired Trustees	15,061
Accumulated Liability as of November 29, 2013	115,093

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

29	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

30	OPPENHEIMER INTERNATIONAL VALUE FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

31	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

32	OPPENHEIMER INTERNATIONAL VALUE FUND

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$24,171,242	$219,846,543	$—	$244,017,785
Consumer Staples	—	131,836,069	—	131,836,069
Energy	—	40,886,934	—	40,886,934
Financials	—	180,613,905	—	180,613,905
Health Care	—	34,249,256	—	34,249,256
Industrials	—	90,558,191	—	90,558,191
Information Technology	47,668,735	84,458,258	—	132,126,993
Materials	—	61,105,121	—	61,105,121
Telecommunication Services	32,495,794	85,119,832	—	117,615,626

33	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Rights, Warrants and Certificates	$—	$14	$—	$14
Investment Company	34,910,225	—	—	34,910,225
Total Investments, at Value	139,245,996	928,674,123	—	1,067,920,119
Other Financial Instruments:
Foreign currency exchange contracts	—	6,525,373	—	6,525,373
Total Assets	$139,245,996	$935,199,496	$—	$1,074,445,492
Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(3,638,818)	$—	$(3,638,818)
Total Liabilities	$—	$(3,638,818)	$—	$(3,638,818)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

		Transfers out of Level 1*	Transfers into Level 2*
Investments, at Value:
Common Stocks
Consumer Discretionary	$	(61,489,996)	$61,489,996
Consumer Staples		(73,432,740)	73,432,740
Financials		(81,592,397)	81,592,397
Health Care		(34,144,578)	34,144,578
Industrials		(11,555,589)	11,555,589
Information Technology		(16,987,359)	16,987,359
Materials		(29,738,246)	29,738,246
Telecommunication Services		(13,529,225)	13,529,225

Total Assets	$	(322,470,130)	$322,470,130

*Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

34	OPPENHEIMER INTERNATIONAL VALUE FUND

	Year Ended November 29, 2013[1]		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	1,504,360	$25,541,290	1,121,106	$15,181,351
Dividends and/or distributions reinvested	128,169	1,952,009	145,004	1,769,041
Redeemed	(2,457,040)	(41,674,698)	(3,477,613)	(47,429,428)
Net decrease	(824,511)	$(14,181,399)	(2,211,503)	$(30,479,036)

Class B
Sold	32,359	$492,906	75,588	$927,694
Dividends and/or distributions reinvested	2,599	36,326	—	—
Redeemed	(248,618)	(3,808,743)	(427,548)	(5,315,208)
Net decrease	(213,660)	$(3,279,511)	(351,960)	$(4,387,514)

Class C
Sold	461,661	$7,158,727	282,445	$3,469,104
Dividends and/or distributions reinvested	12,600	174,136	4,973	55,149
Redeemed	(513,222)	(7,867,113)	(735,434)	(9,053,099)
Net decrease	(38,961)	$(534,250)	(448,016)	$(5,528,846)

Class I
Sold	42,046,241	$741,194,691	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,615,114)	(29,024,534)	—	—
Net increase	40,431,127	$712,170,157	—	$—

Class N
Sold	97,387	$1,659,668	105,467	$1,415,137
Dividends and/or distributions reinvested	4,042	61,119	4,359	52,745
Redeemed	(120,967)	(2,050,216)	(217,824)	(2,928,480)
Net decrease	(19,538)	$(329,429)	(107,998)	$(1,460,598)

Class Y
Sold	12,328,169	$193,722,868	3,857,418	$50,074,928
Dividends and/or distributions reinvested	516,739	7,828,599	578,692	7,019,525
Redeemed	(42,908,570)	(753,509,303)	(4,185,472)	(57,430,256)
Net increase (decrease)	(30,063,662)	$(551,957,836)	250,638	$(335,803)

1. For the year ended November 29, 2013, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from March 28, 2013 (inception of offering) to November 29, 2013 for Class I shares.

35	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended November 29, 2013 were as follows:

	Purchases	Sales
Investment securities	$944,911,345	$806,198,683

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.60%
Next $1 billion	0.55
Over $2 billion	0.52

Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the first $500 million of average annual net assets of the Fund and 0.15% of average annual net assets in excess of $500 million. During the year ended November 29, 2013, the Fund paid $1,914,039 to the Manager for administration services.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

36	OPPENHEIMER INTERNATIONAL VALUE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$2,497,270
Class N	326,179

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

37	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
November 29, 2013	$10,160	$25	$10,888	$1,016	$105

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 29, 2013, the Manager waived fees and/or reimbursed the Fund $48,305 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended November 29, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$5,465
Class B	9,799
Class C	422
Class N	1,433

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

38	OPPENHEIMER INTERNATIONAL VALUE FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

39	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended November 29, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $14,709,843 and $90,300,390, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out

40	OPPENHEIMER INTERNATIONAL VALUE FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded

41	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at November 29, 2013:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Deutsche Bank AG	$6,525,373	$(3,638,818)	$—	$—	$2,886,555

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at November 29, 2013:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Deutsche Bank AG	$(3,638,818)	$3,638,818	$—	$—	$—

42	OPPENHEIMER INTERNATIONAL VALUE FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these reported amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of November 29, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6,525,373	Unrealized depreciation on foreign currency exchange contracts	$3,638,818

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$1,920,940

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$2,886,555

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

43	OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Pending Litigation (Continued)

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs

44	OPPENHEIMER INTERNATIONAL VALUE FUND

7. Pending Litigation (Continued)

that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

45	OPPENHEIMER INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Value Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Value Fund, including the statement of investments, as of November 29, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 29, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Value Fund as of November 29, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

January 23, 2014

46	OPPENHEIMER INTERNATIONAL VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended November 29, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.13% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 29, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $19,074,645 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 29, 2013, the maximum amount allowable but not less than $41,195 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $1,354,768 of foreign income taxes were paid by the Fund during the fiscal year ended November 29, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $15,957,356 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

47	OPPENHEIMER INTERNATIONAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

48	OPPENHEIMER INTERNATIONAL VALUE FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of James Ayer, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail foreign large value funds. The Board noted that the Fund’s one-year and five-year performance was better than its category median although its three-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load foreign large value funds with comparable asset levels and distribution features. The Fund’s contractual management fees were lower than its peer group median and category median. The Fund’s total expenses were lower than its peer group median and higher than its category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

49	OPPENHEIMER INTERNATIONAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

50	OPPENHEIMER INTERNATIONAL VALUE FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer International Value Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	49,171,444	1,676,259
David K. Downes	49,130,904	1,716,799
Matthew P. Fink	49,242,647	1,605,055
Edmund Giambastiani, Jr.	49,130,925	1,716,777
Phillip A. Griffiths	49,114,765	1,732,938
Mary F. Miller	49,260,350	1,587,353
Joel W. Motley	49,166,336	1,681,367
Joanne Pace	49,166,210	1,381,493
Mary Ann Tynan	49,171,318	1,676,385
Joseph M. Wikler	49,275,807	1,571,896
Peter I. Wold	49,169,673	1,678,030
William F. Glavin, Jr.	49,296,412	1,551,291

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
46,033,085	1,199,962	484,303

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
46,115,869	1,084,844	516,637

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
46,016,431	1,189,787	511,133

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
46,041,620	1,109,385	566,345

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
45,895,655	1,266,236	555,461

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
45,994,685	1,197,058	525,608

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
46,037,226	1,109,611	570,512

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
45,491,603	1,721,224	504,523

51	OPPENHEIMER INTERNATIONAL VALUE FUND

SPECIAL SHAREHOLDER MEETING Unaudited / Continued

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
46,061,788	1,107,024	548,538

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
46,164,332	1,106,977	446,041

52	OPPENHEIMER INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

53	OPPENHEIMER INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

54	OPPENHEIMER INTERNATIONAL VALUE FUND

David K. Downes, Continued	Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2009) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010);

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TRUSTEES AND OFFICERS Unaudited / Continued

Phillip A. Griffiths, Continued	Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer

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Joanne Pace, Continued	(1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2009) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp.

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TRUSTEES AND OFFICERS unaudited / Continued

William F. Glavin, Jr., Continued

(“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ayer, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

James C. Ayer, Vice President (since 2013) Year of Birth: 1963	Vice President of the Sub-Adviser (since February 2013). General Partner, Portfolio Manager at Tiedemann Investment Group (1996-2013). Portfolio manager on the Global Equity team at the Sub-Adviser (1992-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder

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Arthur S. Gabinet, Continued	Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

59	OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMER INTERNATIONAL VALUE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

60	OPPENHEIMER INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

61	OPPENHEIMER INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0254.001.1113 January 24, 2014

Item 2.   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $22,200 in fiscal 2013 and $21,700 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $697,965 in fiscal 2013 and $321,206 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and reorganization

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $5,925 in fiscal 2013 and $3,400 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $581,620 in fiscal 2013 and $386,424 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,285,510 in fiscal 2013 and $711,030 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 1/13/2014